Weyerhaeuser Company						Exhibit 99.2
Q4.2018 Analyst Package
Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Net sales	$1,865	$2,065	$1,910	$1,636	$1,823	$7,476	$7,196
Costs of sales	1,348	1,447	1,452	1,345	1,316	5,592	5,298
Gross margin	517	618	458	291	507	1,884	1,898
Selling expenses	23	23	20	22	21	88	87
General and administrative expenses	78	80	78	82	72	318	310
Research and development expenses	2	2	2	2	2	8	14
Charges for integration and restructuring, closures and asset impairments	2	—	—	—	16	2	194
Charges (recoveries) for product remediation, net	(20)	20	—	—	50	—	290
Other operating costs (income), net	28	17	21	8	(130)	74	(128)
Operating income	404	476	337	177	476	1,394	1,131
Non-operating pension and other postretirement benefit (costs) credits	(24)	(13)	(17)	(218)	(16)	(272)	(62)
Interest income and other	12	11	13	24	10	60	40
Interest expense, net of capitalized interest	(93)	(92)	(93)	(97)	(96)	(375)	(393)
Earnings (loss) before income taxes	299	382	240	(114)	374	807	716
Income taxes	(30)	(65)	15	21	(103)	(59)	(134)
Net earnings (loss)	$269	$317	$255	$(93)	$271	$748	$582

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Earnings (loss) per share, basic and diluted	$0.35	$0.42	$0.34	$(0.12)	$0.36	$0.99	$0.77
Dividends paid per common share	$0.32	$0.32	$0.34	$0.34	$0.32	$1.32	$1.25
Weighted average shares outstanding (in thousands):
Basic	756,815	757,829	754,986	748,694	755,409	754,556	753,085
Diluted	759,462	760,533	757,389	750,025	758,463	756,827	756,666
Common shares outstanding at end of period (in thousands)	756,700	757,646	749,199	746,391	755,223	746,391	755,223

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*
	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Net earnings (loss)	$269	$317	$255	$(93)	$271	$748	$582
Non-operating pension and other postretirement benefit costs (credits)	24	13	17	218	16	272	62
Interest income and other	(12)	(11)	(13)	(24)	(10)	(60)	(40)
Interest expense, net of capitalized interest	93	92	93	97	96	375	393
Income taxes	30	65	(15)	(21)	103	59	134
Operating income	404	476	337	177	476	1,394	1,131
Depreciation, depletion and amortization	120	119	122	125	127	486	521
Basis of real estate sold	12	22	46	44	33	124	81
Unallocated pension service costs	—	—	—	—	1	—	4
Special items included in operating income	8	20	—	—	(86)	28	343
Adjusted EBITDA*	$544	$637	$505	$346	$551	$2,032	$2,080

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Weyerhaeuser Company					Total Company Statistics
Q4.2018 Analyst Package
Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Net earnings (loss)	$269	$317	$255	$(93)	$271	$748	$582
Plum Creek merger and integration-related costs	—	—	—	—	12	—	27
Restructuring, impairments and other charges	—	—	—	—	—	—	151
Gain on sale of timberlands and other nonstrategic assets	—	—	—	(10)	(99)	(10)	(99)
Environmental remediation charges (recoveries)	21	—	—	—	(26)	21	(26)
Product remediation charges (recoveries), net	(15)	15	—	—	31	—	180
Countervailing and antidumping duties charges (credits)(1)	—	—	—	—	(7)	—	5
Tax adjustments(2)	—	—	(41)	21	52	(20)	52
Pension settlement charge(3)	—	—	—	152	—	152	—
Net earnings before special items	$275	$332	$214	$70	$234	$891	$872

	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Net earnings (loss) per diluted share	$0.35	$0.42	$0.34	$(0.12)	$0.36	$0.99	$0.77
Plum Creek merger and integration-related costs	—	—	—	—	0.02	—	0.03
Restructuring, impairments and other charges	—	—	—	—	—	—	0.21
Gain on sale of timberlands and other nonstrategic assets	—	—	—	(0.01)	(0.14)	(0.01)	(0.14)
Environmental remediation charges (recoveries)	0.03	—	—	—	(0.03)	0.03	(0.03)
Product remediation charges (recoveries), net	(0.02)	0.02	—	—	0.04	—	0.23
Countervailing and antidumping duties charges (credits)(1)	—	—	—	—	(0.01)	—	0.01
Tax adjustments(2)	—	—	(0.06)	0.03	0.07	(0.03)	0.07
Pension settlement charge(3)	—	—	—	0.20	—	0.20	—
Net earnings per diluted share before special items	$0.36	$0.44	$0.28	$0.10	$0.31	$1.18	$1.15

(1) As of first quarter 2018, countervailing and antidumping duties are no longer reported as a special item.
(2) During third quarter 2018, we recorded a tax benefit related to our contribution to our U.S. qualified pension plan. During fourth quarter 2018 and 2017, we recorded tax adjustment charges of $21 million and $52 million, respectively.

(3) During fourth quarter 2018, we recorded a $200 million non-cash pre-tax settlement charge related to our U.S. qualified pension plan lump sum offer.

Selected Total Company Items

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Pension and postretirement costs:
Pension and postretirement service cost	$10	$8	$10	$9	$9	$37	$35
Non-operating pension and other postretirement benefit costs	24	13	17	218	16	272	62
Total company pension and postretirement costs	$34	$21	$27	$227	$25	$309	$97

Weyerhaeuser Company
Q4.2018 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017
in millions
ASSETS
Current assets:
Cash and cash equivalents	$598	$901	$348	$334	$824
Receivables, less discounts and allowances	481	491	444	337	396
Receivables for taxes	24	23	140	137	14
Inventories	445	414	389	389	383
Prepaid expenses and other current assets	118	146	140	152	98
Current restricted financial investments held by variable interest entities	253	253	253	253	—
Total current assets	1,919	2,228	1,714	1,602	1,715
Property and equipment, net	1,573	1,597	1,672	1,857	1,618
Construction in progress	275	282	255	136	225
Timber and timberlands at cost, less depletion	12,888	12,790	12,727	12,671	12,954
Minerals and mineral rights, less depletion	306	302	297	294	308
Deferred tax assets	244	168	71	15	268
Other assets	318	319	329	312	356
Restricted financial investments held by variable interest entities	362	362	362	362	615
Total assets	$17,885	$18,048	$17,427	$17,249	$18,059

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$—	$—	$500	$62
Current debt (nonrecourse to the company) held by variable interest entities	209	209	511	302	209
Borrowings on line of credit	—	—	—	425	—
Accounts payable	245	270	271	222	249
Accrued liabilities	457	543	491	490	645
Total current liabilities	911	1,022	1,273	1,939	1,165
Long-term debt	5,928	5,924	5,921	5,419	5,930
Long-term debt (nonrecourse to the company) held by variable interest entities	302	302	—	—	302
Deferred tax liabilities	—	—	—	43	—
Deferred pension and other postretirement benefits	1,454	1,224	885	527	1,487
Other liabilities	299	295	291	275	276
Total liabilities	8,894	8,767	8,370	8,203	9,160
Total equity	8,991	9,281	9,057	9,046	8,899
Total liabilities and equity	$17,885	$18,048	$17,427	$17,249	$18,059

Weyerhaeuser Company
Q4.2018 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Cash Flows

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Cash flows from operations:
Net earnings (loss)	$269	$317	$255	$(93)	$271	$748	$582
Noncash charges (credits) to income:
Depreciation, depletion and amortization	120	119	122	125	127	486	521
Basis of real estate sold	12	22	46	44	33	124	81
Deferred income taxes, net	10	15	86	(39)	35	72	44
Pension and other postretirement benefits	34	21	27	227	25	309	97
Share-based compensation expense	9	9	13	11	11	42	40
Charges for impairment of assets	1	—	—	—	1	1	154
Net gains on disposition of discontinued and other operations	—	—	—	—	—	—	(1)
Net gains on sale of nonstrategic assets	(2)	—	—	(14)	(2)	(16)	(16)
Net gains on sale of southern timberlands	—	—	—	—	(99)	—	(99)
Change in:
Receivables, less allowances	(83)	(18)	46	117	78	62	(35)
Receivables and payables for taxes	5	10	(124)	6	66	(103)	(50)
Inventories	(66)	30	27	(5)	(43)	(14)	(39)
Prepaid expenses and other current assets	(5)	4	(6)	(11)	(3)	(18)	(12)
Accounts payable and accrued liabilities	(173)	103	(63)	(21)	(78)	(154)	106
Pension and postretirement contributions and payments	(16)	(16)	(323)	(26)	(19)	(381)	(78)
Other	21	(19)	(19)	(29)	(49)	(46)	(94)
Net cash from (used in) operations	$136	$597	$87	$292	$354	$1,112	$1,201
Cash flows from investing activities:
Capital expenditures for property and equipment	$(61)	$(83)	$(94)	$(130)	$(145)	$(368)	$(358)
Capital expenditures for timberlands reforestation	(20)	(14)	(11)	(14)	(15)	(59)	(61)
Proceeds from disposition of discontinued and other operations	—	—	—	—	—	—	403
Proceeds from sale of nonstrategic assets	2	—	—	2	6	4	26
Proceeds from sale of southern timberlands	—	—	—	—	203	—	203
Proceeds from redemption of ownership in related party	—	—	—	—	108	—	108
Other	3	24	(10)	(34)	18	(17)	46
Cash from (used in) investing activities	$(76)	$(73)	$(115)	$(176)	$175	$(440)	$367
Cash flows from financing activities:
Cash dividends on common shares	$(242)	$(243)	$(256)	$(254)	$(242)	$(995)	$(941)
Proceeds from issuance of long-term debt	—	—	—	—	—	—	225
Payments on long-term debt	(62)	—	—	—	—	(62)	(831)
Proceeds from borrowing on line of credit	—	—	—	425	—	425	100
Payments on line of credit	—	—	—	—	—	—	(100)
Payments on debt held by variable interest entities	—	—	—	(209)	—	(209)	—
Proceeds from exercise of stock options	25	23	4	—	39	52	128
Repurchase of common shares	—	—	(273)	(93)	—	(366)	—
Other	(7)	(1)	—	1	1	(7)	(1)
Cash from (used in) financing activities	$(286)	$(221)	$(525)	$(130)	$(202)	$(1,162)	$(1,420)

Net change in cash and cash equivalents	$(226)	$303	$(553)	$(14)	$327	$(490)	$148
Cash and cash equivalents at beginning of period	824	598	901	348	497	824	676
Cash and cash equivalents at end of period	$598	$901	$348	$334	$824	$334	$824

Cash paid (received) during the year for:
Interest, net of amount capitalized	$105	$67	$113	$73	$66	$358	$381
Income taxes	$17	$41	$22	$15	$40	$95	$169

	Weyerhaeuser Company					Timberlands Segment
	Q4.2018 Analyst Package
	Preliminary results (unaudited)
Segment Statement of Operations

in millions		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
	Sales to unaffiliated customers	$505	$482	$468	$460	$496	$1,915	$1,942
	Intersegment sales	228	185	185	204	218	802	762
	Total net sales	733	667	653	664	714	2,717	2,704
	Costs of sales	526	485	505	536	531	2,052	2,043
	Gross margin	207	182	148	128	183	665	661
	Selling expenses	1	—	1	—	1	2	4
	General and administrative expenses	23	25	23	25	19	96	90
	Research and development expenses	2	1	2	1	2	6	12
	Charges for integration and restructuring, closures and asset impairments	—	—	—	—	—	—	147
	Other operating costs (income), net	(8)	(5)	(4)	(5)	(104)	(22)	(124)
	Operating income and Net contribution to earnings	$189	$161	$126	$107	$265	$583	$532

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
	Operating income	$189	$161	$126	$107	$265	$583	$532
	Depreciation, depletion and amortization	79	79	80	81	86	319	356
	Special items	—	—	—	—	(99)	—	48
	Adjusted EBITDA*	$268	$240	$206	$188	$252	$902	$936
* See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
	Restructuring, impairments and other charges	$—	$—	$—	$—	$—	$—	$(147)
	Gain on sale of timberlands and other nonstrategic assets	$—	$—	$—	$—	$99	$—	$99
Total		$—	$—	$—	$—	$99	$—	$(48)

Selected Segment Items

in millions		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
	Total decrease (increase) in working capital(1)	$(40)	$70	$(32)	$(7)	$(15)	$(9)	$5
	Cash spent for capital expenditures	$(28)	$(29)	$(25)	$(35)	$(36)	$(117)	$(115)
(1) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

Segment Statistics(2)(3)

		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Third Party Net Sales (millions)	Delivered logs:
	West	$266	$262	$238	$221	$242	$987	$915
	South	157	158	157	153	165	625	616
	North	25	20	25	29	27	99	95
	Other	14	7	9	11	11	41	59
	Total delivered logs	462	447	429	414	445	1,752	1,685
	Stumpage and pay-as-cut timber	15	11	13	20	21	59	73
	Products from international operations	—	—	—	—	—	—	63
	Recreational and other lease revenue	14	15	15	15	14	59	59
	Other revenue	14	9	11	11	16	45	62
	Total	$505	$482	$468	$460	$496	$1,915	$1,942
Delivered Logs Third Party Sales Realizations (per ton)	West	$131.59	$132.24	$125.67	$112.58	$121.41	$125.59	$111.58
	South	$34.83	$34.55	$34.88	$34.38	$34.53	$34.66	$34.43
	North	$60.79	$64.92	$60.97	$57.27	$60.77	$60.55	$60.38
Delivered Logs Third Party Sales Volumes (tons, thousands)	West	2,019	1,984	1,897	1,958	1,992	7,858	8,202
	South	4,510	4,560	4,521	4,417	4,790	18,008	17,895
	North	404	313	414	497	439	1,628	1,574
	Other	317	81	154	204	232	756	1,458
Fee Harvest Volumes (tons, thousands)	West	2,443	2,360	2,305	2,463	2,544	9,571	10,083
	South	6,751	6,630	6,478	6,849	7,350	26,708	27,149
	North	549	423	537	620	635	2,129	2,205
	Other	—	—	—	—	—	—	1,384
(2) The Western region includes Washington and Oregon. The Southern region includes Virginia, North Carolina, South Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Arkansas, Texas and Oklahoma. The Northern region includes West Virginia, Maine, New Hampshire, Vermont, Michigan, Wisconsin and Montana. Other includes our Canadian operations and formerly managed Twin Creeks operations (our management agreement for the Twin Creeks Venture began in April 2016 and terminated in December 2017).

(3) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company			Real Estate, Energy and Natural Resources Segment
Q4.2018 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Net sales		$51	$58	$96	$102	$100	$307	$281
Costs of sales		19	30	54	52	43	155	110
Gross margin		32	28	42	50	57	152	171
General and administrative expenses		7	6	6	7	6	26	26
Other operating costs (income), net		—	—	—	—	1	—	—
Operating income		25	22	36	43	50	126	145
Interest income and other		—	—	—	1	—	1	1
Net contribution to earnings		$25	$22	$36	$44	$50	$127	$146

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Operating income		$25	$22	$36	$43	$50	$126	$145
Depreciation, depletion and amortization		4	3	4	3	4	14	15
Basis of real estate sold		12	22	46	44	33	124	81
Adjusted EBITDA*		$41	$47	$86	$90	$87	$264	$241
* See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Cash spent for capital expenditures		$—	$—	$—	$—	$—	$—	$(2)

Segment Statistics

		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Net Sales (millions)	Real Estate	$34	$38	$76	$81	$80	$229	$208
	Energy and Natural Resources	17	20	20	21	20	78	73
	Total	$51	$58	$96	$102	$100	$307	$281
Acres sold	Real Estate	21,771	16,290	61,681	31,833	38,226	131,575	97,235
Price per acre	Real Estate	$1,539	$2,258	$1,209	$2,479	$2,076	$1,701	$2,079

Weyerhaeuser Company						Wood Products Segment
Q4.2018 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Net sales		$1,309	$1,525	$1,346	$1,075	$1,228	$5,255	$4,974
Costs of sales		1,005	1,119	1,071	991	947	4,186	3,880
Gross margin		304	406	275	84	281	1,069	1,094
Selling expenses		21	22	18	20	20	81	80
General and administrative expenses		34	31	32	33	32	130	126
Research and development expenses		—	1	—	1	—	2	2
Charges for integration and restructuring, closures and asset impairments		2	—	—	—	2	2	13
Charges (recoveries) for product remediation, net		(20)	20	—	—	50	—	290
Other operating costs (income), net		(3)	3	12	4	(3)	16	14
Operating income and Net contribution to earnings		$270	$329	$213	$26	$180	$838	$569

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Operating income		$270	$329	$213	$26	$180	$838	$569
Depreciation, depletion and amortization		36	36	37	40	37	149	145
Special items		(20)	20	—	—	41	—	303
Adjusted EBITDA*		$286	$385	$250	$66	$258	$987	$1,017
* See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Countervailing and antidumping duties (charges) credits(1)		$—	$—	$—	$—	$9	$—	$(7)
Restructuring, impairments and other charges		—	—	—	—	—	—	(6)
Product remediation (charges) recoveries, net		20	(20)	—	—	(50)	—	(290)
Total		$20	$(20)	$—	$—	$(41)	$—	$(303)
(1) As of first quarter 2018, countervailing and antidumping duties are no longer reported as a special item.

Selected Segment Items

in millions		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Total decrease (increase) in working capital(2)		$(226)	$3	$71	$83	$(81)	$(69)	$60
Cash spent for capital expenditures		$(52)	$(68)	$(79)	$(107)	$(123)	$(306)	$(299)
(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Structural Lumber (board feet)	Third party net sales	$569	$681	$581	$427	$517	$2,258	$2,058
	Third party sales realizations	$498	$541	$491	$388	$466	$482	$442
	Third party sales volumes(3)	1,140	1,261	1,184	1,099	1,110	4,684	4,658
	Production volumes	1,160	1,180	1,106	1,095	1,118	4,541	4,509
Engineered Solid Section (cubic feet)	Third party net sales	$129	$139	$132	$121	$122	$521	$500
	Third party sales realizations	$2,088	$2,156	$2,208	$2,139	$2,076	$2,148	$1,995
	Third party sales volumes(3)	6.2	6.4	6.0	5.7	5.9	24.3	25.1
	Production volumes	6.3	6.4	6.3	5.3	5.8	24.3	25.1
Engineered I-joists (lineal feet)	Third party net sales	$78	$92	$91	$75	$85	$336	$336
	Third party sales realizations	$1,585	$1,630	$1,668	$1,696	$1,561	$1,643	$1,524
	Third party sales volumes(3)	49	57	54	44	54	204	220
	Production volumes	56	52	46	37	52	191	213
Oriented Strand Board (square feet 3/8")	Third party net sales	$232	$277	$215	$167	$233	$891	$904
	Third party sales realizations	$314	$367	$321	$252	$335	$315	$304
	Third party sales volumes(3)	739	754	669	665	697	2,827	2,971
	Production volumes	734	747	665	691	739	2,837	2,995
Softwood Plywood (square feet 3/8")	Third party net sales	$50	$55	$53	$42	$40	$200	$176
	Third party sales realizations	$438	$461	$439	$396	$417	$435	$389
	Third party sales volumes(3)	115	118	122	104	95	459	453
	Production volumes	97	105	106	96	86	404	370
Medium Density Fiberboard (square feet 3/4")	Third party net sales	$43	$47	$48	$39	$37	$177	$183
	Third party sales realizations	$839	$839	$828	$835	$829	$835	$822
	Third party sales volumes(3)	51	55	59	47	45	212	222
	Production volumes	50	57	61	52	50	220	232
(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company					Unallocated Items
Q4.2018 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as share-based compensation expense, pension and postretirement costs, foreign exchange transaction gains and losses, interest income and other, and the elimination of intersegment profit in inventory and LIFO.

Contribution to Earnings

in millions	Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Unallocated corporate function and variable compensation expenses	$(18)	$(19)	$(19)	$(28)	$(18)	$(84)	$(73)
Liability classified share-based compensation	—	(2)	4	8	(2)	10	(9)
Foreign exchange gains (loss)	(2)	2	(2)	5	1	3	1
Elimination of intersegment profit in inventory and LIFO	(21)	3	—	24	(14)	6	(20)
Charges for integration and restructuring, closures and asset impairments	—	—	—	—	(14)	—	(34)
Other	(39)	(20)	(21)	(8)	28	(88)	20
Operating income (loss)	(80)	(36)	(38)	1	(19)	(153)	(115)
Non-operating pension and other postretirement benefit (costs) credits	(24)	(13)	(17)	(218)	(16)	(272)	(62)
Interest income and other	12	11	13	23	10	59	39
Net contribution to earnings (loss)	$(92)	$(38)	$(42)	$(194)	$(25)	$(366)	$(138)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Operating income (loss)	$(80)	$(36)	$(38)	$1	$(19)	$(153)	$(115)
Depreciation, depletion and amortization	1	1	1	1	—	4	5
Unallocated pension service costs	—	—	—	—	1	—	4
Special items	28	—	—	—	(28)	28	(8)
Adjusted EBITDA*	$(51)	$(35)	$(37)	$2	$(46)	$(121)	$(114)
* See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions	Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Plum Creek merger and integration-related costs	$—	$—	$—	$—	$(14)	$—	$(34)
Environmental remediation insurance (charges) recoveries	(28)	—	—	—	42	(28)	42
Special items included in operating income (loss)	(28)	—	—	—	28	(28)	8
Pension settlement charge	—	—	—	(200)	—	(200)	—
Gain on sale of nonstrategic assets	—	—	—	13	—	13	—
Special items included in net contribution to earnings (loss)	$(28)	$—	$—	$(187)	$28	$(215)	$8

Unallocated Selected Items

in millions	Q1.2018	Q2.2018	Q3.2018	Q4.2018	Q4.2017	YTD.2018	YTD.2017
Cash spent for capital expenditures	$(1)	$—	$(1)	$(2)	$(1)	$(4)	$(3)